Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Orit Mizrachi, the Chief Financial Officer (Principal Financial Officer) of T SERIES MIDDLE MARKET LOAN FUND LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-Q of the Company for the quarter ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•the information contained in the Form 10-Q of the Company for the quarter ended September 30, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2023
/s/ Orit Mizrachi
Orit Mizrachi Interim Chief Financial Officer (Interim Principal Financial Officer)

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.